UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)
_______________________________

Copies to:
Joseph R. Vicente
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement

On September 29, 2014, Cord Blood America, Inc. (the “Company”) closed a transaction whereby the Company sold its ownership interest in Biocordcell Argentina S.A., a corporation organized under the laws of Argentina (“BioCells”), pursuant to a Stock Purchase Agreement (the “Agreement”).  Specifically the Company sold 12,501 Class A Shares (the “Shares”), amounting to 50.004% of the outstanding shares of BioCells, to Diego Rissola, who is the current President and Chairman of the Board of BioCells and who was a shareholder prior to the transaction detailed herein (the “Purchaser”).

Under the Agreement, the Purchaser is obligated to pay the total amount of $705,000, as follows:

$5,000.00 on or before October 12, 2014; $10,000.00 on or before December 1, 2014; $15,000.00 on or before March 1, 2015; $15,000.00 on or before June 1, 2015; $45,000.00 on or before June 1, 2016; $55,000.00 on or before June 1, 2017; $55,000.00 on or before June 1, 2018; $55,000.00 on or before June 1, 2019; $65,000.00 on or before June 1, 2020; $75,000.00 on or before June 1, 2021; $75,000.00 on or before June 1, 2022; $75,000.00 on or before June 1, 2023; $80,000.00 on or before June 1, 2024; $80,000.00 on or before June 1, 2025.

Pursuant to the Agreement, the Shares are pledged by the Purchaser in favor of the Company to secure the Purchaser’s performance under the Agreement, as are an additional 4,503 Class B shares held by the Purchaser.

Item 2.01    Completion of Acquisition or Disposition of Assets

See Item 1.01 above.

Item 7.01   Regulation FD Disclosure.

On October 3, 2014, the Company issued a press release providing details of the sale of the Company’s ownership interest in BioCells.  A copy of the press release is furnished as Exhibit 99.2 to this report.

The information contained in this Item 7.01 and in Exhibit 99.2 is being furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into a registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following documents are filed as a part of this report or incorporated herein by reference:

Exhibit No.	Description

99.1	Stock Purchase Agreement

The information included in Exhibit 99.2 is considered to be “furnished” under the Securities Exchange Act of 1934:

Exhibit No.	Description

99.2	Press Release dated October 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
(Registrant)

Date: October 3, 2014	By:	/s/ Joseph R. Vicente
Chairman and President